CONSULTING AGREEMENT

     AGREEMENT, made this day 18th of October, 2004 by and between DERMISONICS, INC., Four Tower Bridge, 200 Bar Harbor Drive, West Conshohocken, Pennsylvania 19428-2977 (hereinafter the "Company"), and DD INVESTMENT, Kranichsteiner Strasse 21, 06598 Frankfurt am Main, Germany (hereinafter the "Consultant").

     WHEREAS, the Company desires to retain the Consultant to render consulting services in connection with financial and investor public relations and the other matters described herein in Germany and the Consultant desires to provide such services as set forth herein.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

A.   CONSULTATION

     1.     Consultant.  The  Company hereby retains the Consultant to render to
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the  Company  the  consulting services as described in Section B hereof, and the
Consultant hereby accepts such assignment upon the terms and conditions hereinafter set forth.

     2.     Independent  Relationship.  The  Consultant  shall  provide  the
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consulting  services  required  to  be  rendered  by  it  hereunder solely as an independent contractor and nothing contained herein shall be construed as giving rise to an employment or agency relationship, joint venture, partnership or other form of business relationship.

     3.     No  Authority  to  Obligate the Company.  Without the consent of the
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Board  of  Directors or appropriate officer of the Company, the Consultant shall have no authority to take, nor shall it take, any action committing or obligating the Company in any manner, and it shall not represent itself to others as having such authority.

     4.     Term.  The  term  of  the  Consultant's  consultation to the Company
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hereunder  shall  commence  as of the date hereof and shall extend for a term of one  year.

B.   OBLIGATIONS OF THE CONSULTANT

     1.     Consulting  Services.  During the term of this Agreement, Consultant
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will  render  advice  and  assistance  to  the  Company  on  public and investor relations related matters and in connection therewith the Consultant shall perform and render the


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consulting services enumerated in Schedule A hereto.

ALL DOCUMENTATION CONCERNING THE COMPANY PREPARED BY THE CONSULTANT IN CONNECTION WITH HIS DUTIES AND OBLIGATIONS HEREUNDER, INCLUDING, BUT NOT LIMITED TO, DUE DILIGENCE REPORTS, CORPORATE PROFILE, FACT SHEETS, AND NEWSLETTERS, SHALL BE PREPARED BY THE CONSULTANT FROM MATERIALS SUPPLIED TO IT BY THE COMPANY AND SHALL BE APPROVED BY THE COMPANY IN WRITING PRIOR TO DISSEMINATION BY THE CONSULTANT.

     2.     Time  of Essence.  The parties agree that time is of the essence and
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the  Consultant shall take all steps reasonably required to expedite the listing of the Company's common stock, par value $0.01 per share ("Common Stock") on the Frankfurt and Berlin Stock Exchanges.

     3.     Nonexclusive  Engagement;  Extent  of  Services.
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          a.     The  parties  agree  that the consultation contemplated by this
Agreement is a nonexclusive engagement and that the Consultant now renders and may continue to render consulting services to other companies which may or may not conduct activities similar to those of the Company.

          b. The Consultant will devote such time and effort to the affairs of the Company as the Consultant deems reasonable and adequate to render the consulting services contemplated by this Agreement. The Consultant's work will not include any services that constitute the rendering of any legal opinions or performance of work that is in the ordinary purview of certified public accountants.

     4.     Confidentiality.  The  Consultant  will  not,  either  during  his
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engagement  by  the  Company  pursuant  to  this  Agreement or at any other time thereafter, disclose, use or make known for its or another's benefit, any confidential information, knowledge, or data of the Company or any of its affiliates in any way acquired or used by the Consultant during his engagement by the Company. Confidential information, knowledge or data of the Company and its affiliates shall not include any information which is or becomes generally available to the public other than as a result of a disclosure by the Consultant or his representatives.

C.   OBLIGATIONS OF THE COMPANY

     1.     Compensation.
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          a.     Cash Retainer. For the period of one year beginning on the date
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hereof,  the  Company  will  pay  a monthly cash retainer of EUR 3,000.00 to the
Consultant  payable on the 1st day of each month commencing on November 1, 2004.

          b.     Issuance  of  Stock.  Subject  to  the  provisions  of  Section
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D.2(iv)  hereof,  the  Company shall issue to the Consultant or his designees an aggregate of 400,000 fully paid and non-assessable shares (the "Shares") of Common Stock pursuant to the provisions of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").

     2.     Reimbursement  of  Expenses.  Consultant  shall  not  be entitled to
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reimbursement  for  any  costs  or expenses incurred on or for the behalf of the
Company  in  connection  with  the  performance  of  his  duties  hereunder.

D.   REPRESENTATIONS, WARRANTIES AND COVENANTS

     1. Representations and Warranties of the Company. The Company hereby represents and warrants to the undersigned as follows:

               (i)     Corporate Organization; Etc.  The Company is a
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corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns.

               (ii)     Authorization; Enforcement.  The Company has the
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requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement when duly executed and delivered by the Company in accordance with the terms hereof shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

               (iii)     No Violation.  Neither the execution and delivery of
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this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the Articles of Incorporation or By-Laws of the Company as currently in effect.


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               (iv)     Valid Issuance of the Shares.  The Shares being issued
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hereunder are validly issued and outstanding, fully paid and non-assessable, and will not be subject to any pre-emptive or similar rights.

     2. Representations, Warranties and Covenants of the Consultant. The Consultant hereby represents, warrants and covenants to the Company as follows:

               (i)     Authorization; Enforcement.  The Consultant has the
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requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out his obligations hereunder. The execution and delivery of this Agreement by the Consultant and the consummation by him of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Consultant. This Agreement when duly executed and delivered by the Consultant in accordance with the terms hereof shall constitute the legal, valid and binding obligation of the Consultant enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

               (ii)     Transfer Restrictions.  The undersigned acknowledges and
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understands that the Shares constitute "restricted securities" under the
Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom. In this connection, the undersigned understands that subject to the restrictions on transfer and other specifications set forth below.

                    (A) The Consultant is acquiring the Shares for his own account, for investment purposes only and not with a view toward their resale or distribution.

                    (B) The Consultant acknowledges and agrees that (i) the Shares may be disposed of only pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements thereof and (ii) in connection with any transfer of any Shares other than pursuant to an effective registration statement, the Company may require the transferor thereof to provide to the Company with an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

                    (C) The Consultant agrees to the imprinting, so long as is required by this Section D.2(ii), of a legend on the certificates evidencing the Shares in


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substantially the following form:

     THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE
     EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                    (D) The Consultant acknowledges and agrees with the Company that the Company shall not be obligated to recognize or register any transfer of Shares made by the undersigned in a transaction that does not comply with the provisions of this Agreement and the undersigned hereby agrees to indemnify and hold the Company, its officers, director, agents, affiliates and each other person, if any, who controls the Company, within the meaning of
Section 15 of the Securities Act, and any other registered owner of the securities of the Company, harmless from and against any and all damages, losses, liabilities, costs and expenses (including all costs incurred in prosecuting such rights and reasonable attorneys' fee), which it or they may incur in investigating, preparing, or defending against any litigation commenced or threatened, or any claim whatsoever, arising out of or based upon any transfer of the Shares made by the undersigned that does not conform to the requirements of this Agreement.

                    (E) The Company and the Consultant have concurrently entered into a Registration Rights Agreement, a copy of which is attached hereto as Exhibit "A," covering the Shares.

E.   MISCELLANEOUS

     1.     Entire  Agreement.  This  Agreement  contains  the  entire agreement
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between  the parties with respect to the engagement of Consultant by the Company as a consultant and supersedes and replaces any and all prior understandings, agreements or correspondence between the parties relating to the subject matter hereof.


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     2.     Modification  and  Waiver.  No supplement, modification or amendment
            -------------------------
of this Agreement shall be binding unless executed in writing by both the parties hereto. No waiver of any other provisions hereof (whether or not similar) shall be binding unless executed in writing by both the parties hereto nor shall such waiver constitute a continuing waiver.

     3.     Governing  Law.  This  Agreement  has  been  made  in  and  shall be
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interpreted  according  to the laws of the State of Nevada without any reference to the conflicts of laws rules thereof. The parties hereto submit to the jurisdiction of the courts of Clark County in the State of Nevada for the purpose of any actions or proceedings that may be required to enforce any of the provisions of this agreement.

     4.     Successors  and  Assigns.  This Agreement shall inure to the benefit
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of  and  be binding upon the Company and its successors and assigns and upon the
Consultant and the Consultant's successors and assigns.

     5.     Severability.  If  any  provision  or  provisions  of this Agreement
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shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

          a. the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

          b. to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this agreement containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     6.     Further  Assurances.  From  and  after the execution and delivery of
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this  Agreement,  upon  request  of  either  party, the other shall do, execute, acknowledge and deliver all such further acts, assurances and other instruments and papers as may be required to carry out the transactions contemplated by this agreement.

     7.     Headings.  The  headings  of  the  paragraphs  of this agreement are
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inserted for convenience only and shall not be deemed to constitute part of this agreement or to affect the construction hereof.

     8.     Notices.  Any  and all notices or other communications or deliveries
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required  or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m.


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(New York City time) on a Business Day (as defined below), (b) the next Business
Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 6:30 p.m. (New York City time) on any Business Day, (c) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. Any notice to be given hereunder shall be given in writing. For purposes of this Agreement, the term "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the
State  of  Nevada are authorized or required by law or other governmental action
to  close.    All  notices  under  this Agreement shall be either hand delivered receipt acknowledged, or sent by registered or certified mail, return receipt requested as follows:

          (a) If to the Company, to:    Second Stage Ventures, Inc.
                                        2 Park Plaza, Suite 450
                                        Irvine, California 92614
                                        Attn.:  Bruce H. Haglund
                                        Facsimile:  (949) 733-1188

               with a copy to:          Ruffa & Ruffa, P.C.
                                        150 East 58th Street, 33rd  Floor
                                        New York, NY  10155
                                        Attn.:  William P. Ruffa, Esq.
                                        Facsimile:  (212) 759-7696

          (b) If to the Consultant, to: DD Investment
                                        Kranichsteiner Str. 21
                                        06598 Frankfurt am Main
                                        Germany
                                        Facsimile:  49 69 6062 9641

or such other address as may be designated in writing hereafter, in the same manner, by such party.

     9.     Execution.  This  Agreement  may  be  executed  in  two  or  more
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counterparts,  all  of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.


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     IN  WITNESS WHEREOF, the parties have executed this Consulting Agreement as of  the  day  and  year  first  written  above.

DERMISONICS,  INC.                           DD  INVESTMENT


By:                                          By:
     -------------------------                    -------------------------
     Bruce  H.  Haglund,                          Alexander  Holtermann,
     Chairman                                     President


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